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REAL ESTATE

MIDLAND LOAN SERVICES

ANNUAL STATEMENT OF COMPLIANCE

of

PNC BANK, NATIONAL ASSOCIATION

d/b/a MIDLAND LOAN SERVICES

Pursuant to the requirements of the applicable Servicing Agreement for the transactions listed on Schedule I hereto, the undersigned, David D. Spotts, as Executive Vice President of Midland Loan Services, a division of PNC Bank, National Association, hereby certifies, subject to any limitations listed on Schedule I hereto, as of the date hereof, solely in his capacity as an officer and not in his individual capacity, as follows:

1.         A review of the Servicer’s activities during the calendar year 2025 (the “Reporting Period”) and of its performance under the Servicing Agreement has been made under the undersigned officer’s supervision; and

2.        To the best of the undersigned officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Servicing Agreement in all material respects throughout the Reporting Period.

Dated: February 22, 2026

Midland Loan Services, a division of

PNC Bank, National Association

/s/ David D. Spotts

David D. Spotts

Executive Vice President

Member of The PNC Financial Services Group

10851 Mastin Boulevard Overland Park, Kansas 66210

800-327-8083

www.pnc.com/midland

Schedule I

Morgan Stanley Capital I, Inc.

Recipient Role                                   Deal Name                                                                                              Series Number                                             PNC Role

Depositor                                            BANK 2021-BNK35                                                                               Series 2021-BNK35                                     None

Special Servicer on the Four Constitution Square loan, the 375 Pearl Street loan, the Three Constitution Square loan, and the Fortune 7 Leased Campus loan under the BANK 2021-BNK34 PSA

Depositor                                            BANK5 2024-5YR11                                                                              Series 2024-5YR11                                      Primary Servicer

Master Servicer on the Queens Center loan under the BBCMS 2024-5C31 PSA and the Atlanta Decorative Arts Center loan under the BMARK 2024-V11 PSA

Primary Servicer on the Bay Plaza Community Center loan under the BANK5 2024-5YR10 PSA

Primary Servicer on the following loans: Metro 3610, 609 West Randolph Street, and 4265 San Felipe, 1-3 West 125th Street and Mendenhall Gardens and High Point Apartments

Depositor                                            BANK5 2024-5YR5                                                                                Series 2024-5YR5                                        Primary Servicer

Special Servicer on the 33 West State Street and 50 East State Street loan under the BMO 2024-5C3 PSA

Depositor                                            BANK5 2025-5YR15                                                                              Series 2025-5YR15                                      Primary Servicer

Servicer of the 1535 Broadway loan under the BWAY 2025-1535 TSA and of The Wharf loan under the WHARF 2025-DC TSA

Master Servicer of the Turtle Creek Village loan under the BMO 2025-5C11 PSA

Depositor                                            BANK5 2025-5YR19                                                                              Series 2025-5YR19                                      Primary Servicer

Master Servicer of the Mall at Bay Plaza, Capital Storage Portfolio and the Hilton Daytona Beach Oceanfront Resort loans under the WFCM 2025-5C7 PSA

Depositor	BX 2025-VLT7	Series 2025-VLT7	Servicer
Depositor	MSBAM 2025-5C2	Series 2025-5C2	Primary Servicer
Master Servicer of the 125th & Lenox loan under the WFCM 2025-5C6 PSA Servicer of the ILPT 2025 Portfolio loan under the ILPT 2025-LPF2 TSA
Depositor	Morgan Stanley Capital I, Inc.	Series 2004-IQ7	Special Servicer
Depositor	Morgan Stanley Capital I, Inc.	Series 2004-IQ8	Special Servicer
Issuer	Morgan Stanley 2007-XLC1	Series 2007 XLC1	Master Servicer
Depositor	Morgan Stanley Capital I, Inc.	Series 2007-IQ15	Primary Servicer
Depositor	Morgan Stanley Capital I, Inc.	Series 2006-IQ12	Primary Servicer
Depositor	Morgan Stanley Capital I, Inc.	Series 2007-IQ13	Primary Servicer
Depositor	Morgan Stanley Capital I, Inc.	Series 2011-C3	Special Servicer
Depositor	Morgan Stanley Capital I, Inc.	Series 2012-C4	Special Servicer
Depositor	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5	Series 2012-C5	Primary Servicer
Depositor	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 Morgan Stanley Bank of America Merrill Lynch Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	Series 2013-C7	Master and Special Servicer
Depositor	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9	Series 2013-C9	Master Servicer

Depositor	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10	Series 2013-C10	Master and Special Servicer

Master Servicer of the Milford Plaza Fee loan under the MSBAM 2013-C9 PSA.

Depositor                                           Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12           Series 2013-C12                                          None

Special Servicer of the Westfield Countryside loan under the MSBAM 2013-C11 PSA

Depositor                                           Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20           Series 2015-C20                                            Master Servicer

Depositor                                           Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22          Series 2015-C22                                            Loan Specific Special Servicer

Special Servicer of the Hilton Garden Inn W 54th Street loan under the MSBAM 2015-C22 PSA

Depositor                                           Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23          Series 2015-C23                                           None

Master Servicer of the TKG 3 Retail Portfolio under the MSC 2015-MS1 PSA

Special Servicer of the Hilton Garden Inn W 54th loan under the MSBAM 2015-C22 PSA

Depositor                                           Morgan Stanley Capital I Trust 2015-MS1                                              Series 2015-MS1                                         Master Servicer

Special Servicer of the Hilton Garden Inn W 54th loan under the MSBAM 2015-C22 PSA.

Depositor                                           Morgan Stanley Capital I Trust 2015-XLF2                                            Series 2015-XLF2                                       Master and Special Servicer

Depositor                                           Morgan Stanley Capital I Trust 2015-UBS8                                            Series 2015-UBS8                                      Master Servicer

Master Servicer of the Cape May Hotels and Charles River Plaza North loans serviced under the CSAIL 2015-C3 PSA.

Master Servicer of the WPC Department Store Portfolio loan under the BACM 2015-UBS7 PSA

Depositor                                           Morgan Stanley Capital I Trust 2016-UBS9                                            Series 2016-UBS9                                      None

Master Servicer of the Twenty Ninth Street Retail loan under the GSMS 2016-GS2 PSA.

Master Servicer of the Ellenton Premium Outlets, 525 Seventh Ave loans serviced under the MSC 2015-UBS8 PSA.

Primary Servicer of the Gulfport Premium Outlets loan under the MSBAM 2016-C29 PSA.

Primary Servicer of the Grove City Premium Outlets under the BACM 2016-UBS10 PSA.

Depositor                                           Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29          Series 2016-C29                                         Primary Servicer

Primary Servicer of the Grove City Premium Outlets under the BACM 2016-UBS10 PSA.

Depositor                                           Morgan Stanley Capital I Trust 2016-UBS11                                          Series 2016-UBS11                                   Master Servicer

Depositor                                           Morgan Stanley Bank of America Merrill Lynch Trust 2016-C30.          Series 2016-C30                                       None

Master Servicer of the Columbia Center loan under the CGCMT 2016-P5 PSA.

Depositor                                           Morgan Stanley Capital I Trust 2016-BNK2                                            BANK 2016-BNK2                                  None

Master Servicer of The Orchard loan under the MSC 2016-UBS12 PSA.

Depositor                                           Morgan Stanley Capital I Trust 2016-UBS12                                           Series 2016-UBS12                                  Master Servicer

Depositor                                           Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33           Series 2017-C33                                       Special Servicer

Master Servicer on the Pentagon Center loan under the GSMS 2017-GS6 PSA.

Master Servicer on the Gateway Crossing loan under the MSC 2017-H1 PSA.

Depositor	Morgan Stanley Capital I Trust 2017-H1	Series 2017-H1	Master Servicer
Depositor	BANK 2017-BNK5	BANK 2017-BNK5	None

Master Servicer on the Starwood Capital Group Hotel Portfolio and Gateway Net Lease Portfolio loans under the DBJPM 2017-C6 PSA.

Master Servicer on the iStar Leased Fee Portfolio loan under the MSC 2017-H1 PSA.

Depositor	Morgan Stanley Capital I Trust 2017-HR2	Series 2017-HR2	Primary Servicer
Depositor	BANK 2018-BNK11	BANK 2018-BNK11	None

Master Servicer on the Extra Space - TIAA Self Storage Portfolio under the CGCMT 2018-B2 PSA.

Depositor                                           Morgan Stanley Capital I Trust 2018-H3                                                 Series 2018-H3                                          None

Master Servicer on the Fort Knox Executive Park and Axcelis Corporate Center loans under the CGCMT 2018-B2 PSA.

Master Servicer on the Orlando Airport Marriott lakeside loan under the UBS 2018-C11 PSA.

Depositor                                           BANK 2018-BNK14                                                                                BANK 2018-BNK14                                 None

Master Servicer on the Navika-Six Portfolio under the MSC 2018-L1 PSA

Depositor                                           Morgan Stanley Capital I Trust 2018-L1                                                 Series 2018-L1                                          Master Servicer

Master and Special Servicer on the Shelbourne Global Portfolio I under the UBS 2018-C13 PSA.

Depositor                                           Morgan Stanley Capital I Trust 2018-H4                                                Series 2018-H4                                          Master Servicer

Master Servicer on the 1001 Frontier Road loan under the MSC 2019-L2 PSA.

Depositor Depositor	ILPT Trust 2019-SURF Morgan Stanley Capital I Trust 2019-L2	Series 2019-SURF Series 2019-L2	Servicer Master Servicer
Depositor	BANK 2019-BNK17	Series 2019-BNK17	Special Servicer
Master Servicer on the ILPT Hawaii Portfolio loan under the ILPT 2019-SURF PSA.
Depositor	Morgan Stanley Capital I Trust 2019-PLND	Series 2019-PLND	Servicer
Depositor	Morgan Stanley Capital I Trust 2019-H6	Series 2019-H6	Master Servicer
Master Servicer on The Block Northway loan under the BBCMS 2019-C3 PSA.

Special Servicer on the Tower 28 loan under the Bank 2019-BNK17 PSA.

Master Servicer on the ILPT Hawaii Portfolio loan under the ILPT 2019-SURF PSA and on the SoCal Retail Portfolio loan under the MSC 2019-H7 PSA.

Depositor                                          Morgan Stanley Capital I Trust 2019-H7                                                  Series 2019-H7                                          Master Servicer

Primary Servicer on the 3 Columbus Circle loan under the BMARK 2019-B10 PSA.

Special Servicer on the Tower 28 loan under the Bank 2019-BNK17 PSA

Master Servicer on the FedEx Niles loan under the MSC 2019-H6 PSA.

Depositor                                           BANK 2019-BNK20                                                                                Series 2019-BNK20                                  None

Master Servicer on the Grand Canal Shoppes and the Legacy Tower loans under the MSC 2019-H7 PSA.

Depositor	Morgan Stanley Capital I Trust 2019-L3	Series 2019-L3	None

Master Servicer on the Grand Canal Shoppes loan under the MSC 2019-H7 PSA and on the Royal Palm Place loan under the MSC 2020-L4 PSA

Depositor                                           Morgan Stanley Capital I Trust 2020-L4                                                 Series 2020-L4                                          Master Servicer

Master Servicer on the Sol y Luna loan under the CSAIL 2020-C19 PSA.

Depositor                                           Morgan Stanley 2020-BNK26                                                                 Series 2020-BNK26                                  None

Master Servicer on the 560 Mission Street loan under the BMARK 2020-B16 PSA.

Depositor                                           Morgan Stanley Capital I Trust 2020-HR8                                              Series 2020-HR8                                      Special Servicer

Special Servicer on the Bushwick Multifamily Portfolio loan under WFCM 2020-C56 PSA.

Depositor                                           BANK 2021-BNK32                                                                               Series 2021-BNK32                                 None

Master Servicer on the Boca Office Portfolio loan under the BMARK 2021-B24 PSA

Special Servicer on the Boca Office Portfolio loan under the BMARK 2021-B24 PSA and on the McClellan Park loan under the BANK 2020-BNK30 PSA

Depositor                                           MSC 2021-L5                                                                                         Series 2021-L5                                          None

Master servicer on the Signature Office Portfolio and the Appletree Business Park loans under the GSMS 2020-GSA2 PSA and the McCarthy Ranch loan under the MSC 2020-L4 PSA

Depositor Depositor	MHC 2021-MHC2 BX 2021-SDMF	Series 2021-MHC2 Series 2021-SDMF	Servicer Special Servicer
Depositor	MSC 2021-L6	Series 2021-L6	Master Servicer
Master Servicer on the Woodbridge Corporate Plaza Leased Fee loan under the Benchmark 2021-B28 PSA
Depositor	BX 2021-LGCY	Series 2021-LGCY	Special Servicer
Depositor	Morgan Stanley Capital I Trust 2022-L8	Series 2022-L8	Master Servicer

Master Servicer on the Bedrock Portfolio loan under the Benchmark 2022-B32 PSA and on the Master Servicer on the Rose Castle Apartments loan under the BBCMS 2022-C15 PSA

Depositor                                           BANK 2022-BNK41                                                                             Series 2022-BNK41                                   None

Master Servicer on the Constitution Center loan and the MSC 2022-L8 PSA

Master Servicer on the ExchangeRight Net Leased Portfolio #54 loan under the MSC 2022-L8 PSA.

Depositor                                           BANK 2022-BNK44                                                                             Series 2022-BNK44                                   None

Master Servicer on the Constitution Center loan and the MSC 2022-L8 PSA and on the One Campus Martius loan under Benchmark 2022-B36 PSA.

Depositor                                           MSWF 2023-1                                                                                       Series 2023-1                                              None

Master Servicer on the Pacific Design Center loan under the Benchmark 2023-B38 PSA and on the Cumberland Mall loan under the Benchmark 2023-V2 PSA.

Depositor                                           BANK5 2023-5YR2                                                                              Series 2023-5YR2                                      Primary Servicer

Master Servicer on the ICP/IRG Holdings Portfolio loan under the Benchmark 2023-V2 PSA and on the Miracle Mile Shops loan under the MIRA 2023-MILE TSA.

Master Servicer on the Back Bay Office loan under the Benchmark 2023-B39 PSA

Primary Servicer on the following loans: Queens Crossing, Miracle Mile Mall, ICP/IRG Portfolio, Alabama Hotel Portfolio, Miracle Mile Mall, & Back Bay Office

Depositor                                          CRSO 2023-BRND                                                                                   Series 2023-BRND                                  Special Servicer

Depositor	THE 2023- MIC	Series 2023-MIC	Servicer
Depositor	DC 2024-HLTN	Series 2024-HLTN	Servicer
Depositor	ARZ 2024-BILT	Series 2024-BILT	Servicer
Depositor	DATA 2024-CTR2	Series 2024-CTR2	Servicer
Depositor	BANK5 2024-5YR7	Series 2024-5YR7	Primary Servicer

Master Servicer of the Wildwood Center loan under the BMARK 2024-V6 PSA and the Columbus Business Park loan under the BMARK 2024-V9 PSA

Master Servicer of the Gallup HQ loan under the BMO 2024-5C5 PSA

Primary Servicer of the Jordan Creek Town Center loan under the BANK5 2024-5YR6 PSA

Primary Servicer on the following loans: Saks Beverly Hills, Staybridge Suites Tysons – Mclean and Arthouse Lofts

Depositor                                           PGA 2024-RSR2                                                                                      Series 2024-RSR2                                      Servicer

Depositor                                           CONE 2024-DFW1                                                                                  Series 2024-DFW1                                     Servicer

Depositor                                           BANK 2024-BNK48                                                                                Series 2024-BNK48                                   Primary Servicer

Master Servicer on the 20 & 40 Pacifica under the BMO 2024-C9 PSA and the Newport Center loan under the BBCMS 2024-C30 PSA

Primary Servicer on the following loans: Soho Grand & The Roxy Hotel, Biltmore Park Town Square, Poindexter Industrial Portfolio, VISA Global HQ, Hamden Life Storage II, East West Commons, and Brooklyn Renaissance Garage

Primary Servicer on the following loans: Southwest Estates & Waters Edge Portfolio, Staybridge Suites – Ann Arbor, MI, Hampton Inn Grandville and 169 East Broadway

Depositor                                           BANK5 2024-5YR11                                                                               Series 2024-5YR11                                   Special Servicer

Master Servicer on the Queens Center loan under the BBCMS 2024-5C31 PSA, the Colony Square loan under the BMO 2024-5C7 PSA and the Atlanta Decorative Arts Center loan under the BMARK 2024-V11 PSA

Primary Servicer on the Bay Plaza Community Center loan under the BANK5 2024-5YR10 PSA

Primary Servicer on the following loans: Metro 3610, 609 West Randolph Street, 4265 San Felipe, 1-3 West 125th Street and Mendenhall Gardens and High Point Apartments

Depositor                                           TPG 2024-WLSC                                                                                     Series 2024-WLSC                                    Servicer

Depositor                                           MSBAM 2025-5C1                                                                                  Series 2025-5C1                                         Master Servicer

Master Servicer of the Tops & Kroger Portfolio loan under the BBCMS 2024-5C31 PSA

Special Servicer of the Gateway Center North loan under the BANK5 2024-5YR11 PSA and of The Spiral loan under the Hudson Yards 2025-SPRL TSA

Depositor                                           ARES 2025-IND3                                                                                    Series 2025-IND3                                      Servicer